                            LETTER TO SHAREHOLDERS


Dear Shareholder:

During the past six months, from October 1, 2002 through March 31, 2003, the Fund's net assets grew to $71,894,782, and the number of shareholders was 4,088. The Fund is registered in all 50 states and the District of Columbia. Our broker-dealer network now totals over 200 broker dealers and 7 trust entities.

We invite you to visit us online at our website www.keeleyfunds.com.

Performance Data Including 4.5% Maximum Up-Front Sales Charge
For the quarter ended March 31, 2003, the Fund's total return was -10.91% versus a return of -4.49% for the Russell 2000 Index and -3.15% for the S&P 500 Index. For the one year ending March 31, 2003, the Fund's average annual return was -25.93% versus -26.96% for the Russell 2000 Index and -24.76% for the S&P 500 Index. For the five year period the Fund's average annual return was -0.37% versus -4.12% for the Russell 2000 Index and -3.77% for the S&P 500 Index. Since inception, October 1, 1993, the Fund's average annual return was +10.17% versus +5.38% for the Russell 2000 Index and +8.65% for the S&P 500 Index.

In the first quarter of 2003, the stock market's direction was dictated by escalating tensions, and finally war with Iraq. Stock prices drifted lower and then rallied at the onset of war. Fortunately the war was of a short duration and the rally continued through quarter end.

On a company specific basis the slowdown in the economy caused by soft business and consumer spending has caused many companies to downgrade earnings expectations for the first quarter. This in turn has reduced investor expectations to more reasonable levels.

With the hostilities behind us, we believe that the stage is set for an economic recovery.

  .  Oil prices would likely drop to the OPEC goal of $25.00 per barrel

  . President Bush may be able to leverage his increased political momentum to pass a meaningful fiscal policy

  . With the war uncertainty resolved, businesses may be less wary about undertaking new spending; the existing low levels of inventories in most industrial sectors could put business expansion on a relatively fast track with modest upward move in interest rates

In spite of the lackluster economic reports of late, it is important to note that the stock market is a leading indicator. As such, the market is typically forecasting economic news six to nine months in advance. In addition, stock prices are more reasonably valued than they've been for several years due to declines in investor's expectations. Accordingly, should stability return to the global stage, the market could be poised to recover.

We continue to remain focused within our corporate restructuring strategy which emphasizes corporate spin-offs, companies under book value, savings and loan and insurance conversions and companies emerging from bankruptcy.

Thank you for your continued commitment to the Fund.

Sincerely,

/s/ John L. Keeley, Jr.
John L. Keeley, Jr.
President

Performance Data Excluding 4.5% Maximum Up-Front Sales Charge
For the quarter ended March 31, 2003, the Fund's total return was -6.70% versus a return of -4.49% for the Russell 2000 Index and -3.15% for the S&P 500 Index. For the one year ending March 31, 2003, the Fund's average annual return was -22.43% versus -26.96% for the Russell 2000 Index and -24.76% for the S&P 500 Index. For the five year period the Fund's average annual return was +0.55% versus -4.12% for the Russell 2000 Index and -3.77% for the S&P 500 Index. Since inception, October 1, 1993, the Fund's average annual return was +10.70% versus +5.38% for the Russell 2000 Index and +8.65% for the S&P 500 Index.

Performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. There are risks associated with an investment in small-cap mutual funds, such as smaller product lines and market shares, and limited available information. For further details regarding such risks, including information on fees and expenses please refer to the Fund's prospectus. Read the Prospectus carefully before investing.

                               Index Comparison

           Quarterly Comparison of a Hypothetical $10,000 Investment in the KSCVF*, S&P 500** and Russell 2000**

                                    [CHART]

From 10/1/93 (commencement of operations) through 3/31/03

                        S&P 500     Russell 2000
           KSCVF        Index       Index
10/1/93     9,551.00    10,000.00   10,000.00
Sep 1994    9,799.43    10,368.60   10,267.48
Sep 1995   11,957.98    13,452.66   12,666.45
Sep 1996   13,898.50    16,187.93   14,329.94
Sep 1997   21,335.98    22,735.56   19,085.72
Sep 1998   19,097.00    24,792.00   15,456.00
Sep 1999   22,173.00    31,686.00   18,404.00
Sep 2000   24,254.00    35,895.00   22,709.00
Sep 2001   25,527.00    26,339.00   17,893.00
Sep 2002   26,184.00    20,943.00   16,229.00
Mar 2002   25,094.00    21,995.00   16,454.00


                        Average annual total returns***
                       for periods ended March 31, 2003

                                                          Since Commencement
                                 12 mos ended 5 Yrs ended   of Operations
                                   3/31/03      3/31/03   10/1/93 to 3/31/03
                                 ------------ ----------- ------------------
    KSCVF                           -22.43%      +0.55%         +10.70%
    KSCVF (includes
      max 4 1/2% front-end load)    -25.93%      -0.37%         +10.17%
    S&P 500 Index                   -24.76%      -3.77%          +8.65%
    Russell 2000 Index              -26.96%      -4.12%          +5.38%

The performance table and graph do not reflect the deduction of taxes on Fund distributions or redemption of the Fund shares.

*  Performance graph includes deduction of the 4 1/2% front end load.
** The S&P 500 Index is a broad market-weighted index dominated by blue-chip stocks. The Russell 2000 Index is comprised of the smallest 2000 companies in the Russell 3000 index. The Russell 3000 Index is comprised of the 3000 largest U.S. companies based on market capitalization. All indexes are unmanaged and returns include reinvested dividends.
***PERFORMANCE DATA quoted represents past performance which is not predictive of future performance. The investment return and principal value of shares will fluctuate and when redeemed, may be worth more or less than their original cost.

                       KEELEY Small Cap Value Fund, Inc.
                      STATEMENT OF ASSETS AND LIABILITIES
                                March 31, 2003
                                  (Unaudited)

           ASSETS:

           Investments at value (cost $67,015,890)
                                                        $72,210,843

           Cash
                                                                 96

           Receivable for shares issued
                                                            111,141

           Dividends and interest receivable
                                                             28,089

           Prepaid expenses
                                                             21,763
                                                        -----------

           Total Assets
                                                         72,371,932
                                                        -----------

           LIABILITIES:

           Payable for investments purchased
                                                            349,004

           Payable for shares redeemed
                                                             10,391

           Payable to Adviser
                                                             59,715

           Other accrued expenses
                                                             58,040
                                                        -----------

           Total Liabilities
                                                            477,150
                                                        -----------

           NET ASSETS
                                                        $71,894,782
                                                        ===========

           NET ASSETS CONSIST OF:

           Capital stock
                                                        $69,540,507

           Accumulated net realized loss on investments
                                                         (2,840,678)

           Net unrealized appreciation on investments
                                                          5,194,953
                                                        -----------

           NET ASSETS
                                                        $71,894,782
                                                        ===========

           CAPITAL STOCK, $0.01 par value

           Authorized
                                                         10,000,000

           Issued and outstanding
                                                          3,636,465

           NET ASSET VALUE AND
             REDEMPTION PRICE PER SHARE
                                                        $     19.77
                                                        ===========

           MAXIMUM OFFERING PRICE PER
             SHARE ($19.77 / 0.955)
                                                        $     20.70
                                                        ===========

                       KEELEY Small Cap Value Fund, Inc.
                            STATEMENT OF OPERATIONS
                    For The Six Months Ended March 31, 2003
                                  (Unaudited)

        INVESTMENT INCOME:

        Dividend income (net of $2,354 of foreign
          withholding taxes)
                                                  $   336,645

        Interest income
                                                       24,977
                                                  -----------

        Total Investment Income
                                                      361,622
                                                  -----------

        EXPENSES:

        Investment advisory fees
                                                      348,868

        12b-1 fees
                                                       87,217

        Transfer agent fees and expenses
                                                       47,717

        Administration fees
                                                       42,375

        Professional fees
                                                       25,657

        Fund accounting fees
                                                       16,553

        Custody fees
                                                       11,522

        Reports to shareholders
                                                       11,463

        Federal and state registration fees
                                                       10,384

        Directors' fees
                                                        6,432

        Other
                                                        5,128
                                                  -----------

        Total Expenses
                                                      613,316
                                                  -----------

        NET INVESTMENT LOSS
                                                     (251,694)
                                                  -----------

        REALIZED AND UNREALIZED GAIN
          (LOSS):

        Net realized loss on investments
                                                   (2,822,931)

        Change in net unrealized appreciation on
          investments
                                                     (346,224)
                                                  -----------

        Net loss on investments
                                                   (3,169,155)
                                                  -----------

        NET DECREASE IN NET ASSETS
          RESULTING FROM OPERATIONS
                                                  $(3,420,849)
                                                  ===========

                    See notes to the financial statements.

                       KEELEY Small Cap Value Fund, Inc.
                            SCHEDULE OF INVESTMENTS
                                March 31, 2003
                                  (Unaudited)


           Number
          of Shares                                          Value
          ---------                                       -----------
                    COMMON STOCKS                  92.77%

                    Aerospace/Defense               0.80%
           18,000   Moog, Inc., Class B*                  $   574,200
                                                          -----------
                    Business Service                1.40%
           34,000   R.H. Donnelley Corp.*                   1,009,120
                                                          -----------
                    Chemicals                       0.78%
           30,000   Arch Chemicals, Inc.                      561,000
                                                          -----------
                    Commercial Services             1.77%
           18,000   Chemed Corp.                              570,420
           50,000   Interactive Data Corp.*                   700,500
                                                          -----------
                                                            1,270,920
                                                          -----------
                    Communications and Media        1.52%
           36,000   Gray Television, Inc., Class A            381,600
           14,500   Media General, Inc., Class A              713,980
                                                          -----------
                                                            1,095,580
                                                          -----------
                    Computer Services               0.69%
          140,500   Tyler Technologies, Inc.*                 495,965
                                                          -----------
                    Consumer Products               1.61%
           61,000   Moore Corp. Ltd.*                         638,670
           74,000   Water Pik Technologies, Inc.*             518,000
                                                          -----------
                                                            1,156,670
                                                          -----------
                    Data Processing/Management      1.36%
           25,500   The Dun & Bradstreet Corp.*               975,375
                                                          -----------
                    Diversified Manufacturing       4.63%
           23,000   CLARCOR, Inc.                             832,600
           66,000   Griffon Corp.*                            851,400
           55,000   Myers Industries, Inc.                    525,250
           32,500   Pactiv Corp.*                             659,750
           53,000   Walter Industries, Inc.                   462,160
                                                          -----------
                                                            3,331,160
                                                          -----------
                    Electric                        1.80%
           65,000   CenterPoint Energy, Inc.                  458,250
           27,000   Texas Genco Holdings, Inc.                469,530
           30,000   Westar Energy, Inc.                       363,600
                                                          -----------
                                                            1,291,380
                                                          -----------
                    Engineering and Construction    1.74%
           77,000   Chicago Bridge & Iron Co. N.V.          1,250,480
                                                          -----------
                    Entertainment and Leisure       1.16%
           56,000   Dover Downs Gaming &
                     Entertainment, Inc.                      553,840
           89,000   Dover Motorsports, Inc.                   283,020
                                                          -----------
                                                              836,860
                                                          -----------
                    Finance Company                14.46%
           36,000   Berkshire Hills Bancorp, Inc.             828,000
           23,000   Boston Private Financial
                     Holdings, Inc.                           344,080
           59,000   Brookline Bancorp, Inc.                   738,680

        Number
       of Shares                                                Value
       ---------                                             -----------
                 Finance Company (continued)
        56,000   CFS Bancorp, Inc.                           $   767,760
        38,000   Chesterfield Financial Corp.                    767,220
        33,000   CIT Group, Inc.                                 556,380
        34,000   Harbor Florida Bancshares, Inc.                 794,240
        32,000   Hudson River Bancorp, Inc.                      735,360
        46,500   Partners Trust Financial Group, Inc.            790,500
        31,500   PrivateBancorp, Inc.                            714,105
        46,000   Provident Financial Services, Inc.*             727,260
        49,000   TierOne Corp.*                                  806,050
        39,000   Waypoint Financial Corp.                        673,140
        39,000   Westwood Holdings Group, Inc.                   526,890
        22,000   Wintrust Financial Corp.                        629,200
                                                             -----------
                                                              10,398,865
                                                             -----------
                 Financial Services                    3.56%
        25,000   BKF Capital Group, Inc.*                        406,250
        61,000   Janus Capital Group, Inc.                       694,790
        22,000   Jefferies Group, Inc.                           790,900
        38,000   Waddell & Reed Financial, Inc.                  667,660
                                                             -----------
                                                               2,559,600
                                                             -----------
                 Food, Beverage and Tobacco            5.35%
        46,000   Chiquita Brands International, Inc.*            504,620
        64,000   Del Monte Foods Co.*                            477,440
        39,000   Flowers Foods, Inc.                           1,068,210
        20,000   The J. M. Smucker Co.                           699,400
        42,000   Ralcorp Holdings, Inc.*                       1,093,680
                                                             -----------
                                                               3,843,350
                                                             -----------
                 Forestry                              0.88%
        26,500   Deltic Timber Corp.                             633,350
                                                             -----------
                 Furniture/Home Appliances             0.98%
        36,000   Furniture Brands International, Inc.*           704,160
                                                             -----------
                 Healthcare Products                   0.99%
        41,000   Sybron Dental Specialties, Inc.*                715,450
                                                             -----------
                 Housing                               1.63%
        11,000   KB HOME                                         499,950
        12,500   Lennar Corp.                                    669,375
                                                             -----------
                                                               1,169,325
                                                             -----------
                 Insurance                             6.93%
        27,000   Fidelity National Financial, Inc.               922,050
        20,000   Leucadia National Corp.                         714,800
        23,000   The MONY Group, Inc.                            480,700
        28,000   Old Republic International Corp.                749,000
        28,500   Principal Financial Group, Inc.                 773,490
        17,000   StanCorp Financial Group, Inc.                  876,350
        20,000   Unitrin, Inc.                                   463,400
                                                             -----------
                                                               4,979,790
                                                             -----------
                 Lodging                               2.16%
        41,000   Aztar Corp.*                                    550,630
        41,000   Choice Hotels International, Inc.*              999,580
                                                             -----------
                                                               1,550,210
                                                             -----------

                    See notes to the financial statements.

                       KEELEY Small Cap Value Fund, Inc.
                            SCHEDULE OF INVESTMENTS
                                March 31, 2003
                                  (Unaudited)


         Number
        of Shares                                              Value
        ---------                                           -----------
                  Manufacturing                      13.15%
         28,500   American Axle & Manufacturing
                   Holdings, Inc.*                          $   599,640
         20,000   Ametek, Inc.                                  660,200
         56,500   CIRCOR International, Inc.                    767,835
         37,000   Commercial Metals Co.                         516,150
         50,000   Flowserve Corp.*                              582,500
         32,500   Gardner Denver, Inc.*                         598,000
         44,000   Joy Global, Inc.*                             476,520
         25,000   Manitowoc Co., Inc.                           420,250
         76,000   Methode Electronics, Inc., Class A            615,600
         57,000   Sauer-Danfoss, Inc.                           452,580
         51,000   Terex Corp.*                                  630,360
         34,500   Thomas & Betts Corp.*                         489,210
         31,500   Thomas Industries, Inc.                       781,200
         36,000   The Timken Co.                                562,320
         54,000   Wabtec Corp.                                  626,940
         43,500   Watts Industries, Inc.                        677,730
                                                            -----------
                                                              9,457,035
                                                            -----------
                  Oil and Gas--Equipment &
                   Services                           3.22%
         39,500   FMC Technologies, Inc.*                       758,400
         96,000   Key Energy Services, Inc.*                    967,680
         89,000   Veritas DGC, Inc.*                            591,850
                                                            -----------
                                                              2,317,930
                                                            -----------
                  Oil and Gas--Exploration &
                   Production                         9.42%
         87,000   Chesapeake Energy Corp.                       683,820
         37,000   Cimarex Energy Co.*                           719,650
         88,000   Comstock Resources, Inc.*                     888,800
         50,000   Encore Acquisition Co.*                       922,500
         25,000   Evergreen Resources, Inc.*                  1,132,750
        124,000   Harvest Natural Resources, Inc.*              602,640
        116,000   Magnum Hunter Resources, Inc.*                644,960
         72,000   Plains Exploration & Production
                   Co.*                                         594,000
         31,000   Prima Energy Corp.*                           580,940
                                                            -----------
                                                              6,770,060
                                                            -----------
                  Printing and Publishing             3.48%
         53,000   Bowne & Co., Inc.                             530,000
         40,000   Journal Register Co.*                         610,400
         18,000   Meredith Corp.                                687,240
         15,500   Pulitzer, Inc.                                675,335
                                                            -----------
                                                              2,502,975
                                                            -----------
                  Real Estate--Operation &
                   Development                        2.22%
         37,000   Catellus Development Corp.*                   777,000
         30,000   The St. Joe Co.                               816,000
                                                            -----------
                                                              1,593,000
                                                            -----------

         Number
        of Shares                                              Value
        ---------                                           -----------
                  Retail--Restaurants                 2.66%
         30,000   IHOP Corp.                                $   676,200
         56,000   The Steak n Shake Co.*                        511,840
         26,000   Triarc Companies, Inc.*                       724,100
                                                            -----------
                                                              1,912,140
                                                            -----------
                  Transportation--Railroad            2.42%
         40,500   Canadian Pacific Railway Ltd.                 854,145
         54,000   Kansas City Southern*                         606,420
         42,000   Providence and Worcester Railroad
                   Co.                                          279,720
                                                            -----------
                                                              1,740,285
                                                            -----------
                  Total Common Stocks
                  (cost $61,505,890)                         66,696,235
                                                            -----------
                  WARRANTS                            0.01%
         19,200   Magnum Hunter Resources, Inc.-
                   WTS A*                                         4,608
                                                            -----------
                  Total Warrants                                  4,608
                                                            -----------
                  (cost $0)

         Principal
          Amount
          ------
                     SHORT-TERM
                     INVESTMENTS                     7.66%
         $2,096,800  American Family Demand Note,
                      0.9512%                                2,096,800
          3,413,200  US Bank Demand Note, 1.0588%            3,413,200
                                                           -----------
                     Total Short-Term Investments
                     (cost $5,510,000)                       5,510,000
                                                           -----------
                     Total Investments             100.44%
                     (cost $67,015,890)                     72,210,843
                     Liabilities less Other Assets (0.44)%    (316,061)
                                                           -----------
                     NET ASSETS                    100.00% $71,894,782
                                                           ===========

                            * Non-income producing

                     Percentages are based on net assets.

                    See notes to the financial statements.

                       KEELEY Small Cap Value Fund, Inc.
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                          Six Months Ended
                                                           March 31, 2003      Year Ended
                                                            (Unaudited)    September 30, 2002
                                                          ---------------- ------------------
OPERATIONS:

Net investment loss                                         $   (251,694)     $   (618,033)

Net realized gain (loss) on investments                       (2,822,931)        3,727,078

Change in net unrealized appreciation on investments            (346,224)       (2,761,956)
                                                            ------------      ------------

Net increase (decrease) in net assets resulting from
  operations                                                  (3,420,849)          347,089
                                                            ------------      ------------

DISTRIBUTIONS:

Net realized gains                                            (3,966,328)       (2,906,619)
                                                            ------------      ------------

CAPITAL STOCK TRANSACTIONS:

Proceeds from 1,263,493 and 1,282,131 shares issued,
  respectively                                                26,982,093        31,738,666

Proceeds from 178,760 and 119,356 shares of distributions
  reinvested, respectively                                     3,773,633         2,754,741

Cost of 722,193 and 1,061,553 shares redeemed,
  respectively                                               (15,368,122)      (25,823,219)
                                                            ------------      ------------

Net increase from capital stock transactions                  15,387,604         8,670,188
                                                            ------------      ------------

TOTAL INCREASE IN NET ASSETS                                   8,000,427         6,110,658

NET ASSETS:

Beginning of period                                           63,894,355        57,783,697
                                                            ------------      ------------

End of period                                               $ 71,894,782      $ 63,894,355
                                                            ============      ============

                    See notes to the financial statements.

                       KEELEY Small Cap Value Fund, Inc.
                             FINANCIAL HIGHLIGHTS

                                     Six Months
                                        Ended
                                      March 31,   Year Ended    Year Ended    Year Ended    Year Ended    Year Ended
                                        2003     September 30, September 30, September 30, September 30, September 30,
                                     (Unaudited)     2002          2001          2000          1999          1998
                                     ----------- ------------- ------------- ------------- ------------- -------------
PER SHARE DATA (1)
Net asset value, beginning of
  period                               $ 21.91      $ 22.43       $ 21.82       $ 20.85       $ 18.31       $ 21.48
Income from investment
  operations:
Net investment loss                      (0.07)       (0.21)        (0.20)        (0.14)        (0.18)        (0.16)
Net realized and unrealized gains
  (losses) on investments                (0.76)        0.85          1.32          2.00          3.10         (2.00)
                                       -------      -------       -------       -------       -------       -------
Total from investment operations         (0.83)        0.64          1.12          1.86          2.92         (2.16)
                                       -------      -------       -------       -------       -------       -------
Less distributions:
Net realized gains                       (1.31)       (1.16)        (0.51)        (0.89)        (0.38)        (1.01)
                                       -------      -------       -------       -------       -------       -------
Net asset value, end of period         $ 19.77      $ 21.91       $ 22.43       $ 21.82       $ 20.85       $ 18.31
                                       =======      =======       =======       =======       =======       =======
Total return (2) (3)                     (4.16)%       2.57%         5.25%         9.39%        16.11%       (10.50)%
Supplemental data and ratios:
Net assets, end of period (in 000's)   $71,895      $63,894       $57,784       $53,570       $52,622       $39,747
Ratio of expenses to average
  net assets (4)                          1.76%        1.72%         1.80%         1.86%         1.98%         2.02%
Ratio of net investment loss to
  average net assets (4)                 (0.72)%      (0.90)%       (0.90)%       (0.64)%       (0.92)%       (1.17)%
Portfolio turnover rate (3)              14.55%       45.31%        43.61%        44.84%        40.19%        33.40%

(1)Per share data is for a share outstanding throughout the period.
(2)The total return calculation does not reflect the sales load imposed on the purchase of shares (see Note 7).
(3)Not annualized for the six months ended March 31, 2003.
(4)Annualized for the six months ended March 31, 2003.


                    See notes to the financial statements.

                       KEELEY Small Cap Value Fund, Inc.
                       NOTES TO THE FINANCIAL STATEMENTS
                                March 31, 2003
                                  (Unaudited)

1. ORGANIZATION

      The KEELEY Small Cap Value Fund, Inc. (the "Fund") was incorporated on May 17, 1993 as a Maryland corporation and is registered as a diversified open-end investment company under the Investment Company Act of 1940 (the "1940 Act").

2. SIGNIFICANT ACCOUNTING POLICIES

      The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

   a) Investment Valuation--Securities which are traded on a recognized stock exchange are valued at the last sale price each day on the securities exchange on which such securities are primarily traded or at the last sale price on a national securities exchange. Exchange-traded securities for which there were no transactions are valued at the current bid prices. Securities traded on only over-the-counter markets are valued on the basis of last sale price, or closing over-the-counter bid prices when there is no last sale price available. Debt securities purchased within 60 days of their stated maturity date are valued at amortized cost, which approximates fair value. Securities for which quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors.

   b) Federal Income and Excise Taxes--It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all investment company net taxable income and net capital gains to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is recorded.

   c) Distributions to Shareholders--Dividends from net investment income, if any, will be declared and paid annually. Distributions of net realized gains, if any, will be declared and paid annually. Distributions to shareholders are recorded on the ex-dividend date. The Fund may periodically make reclassifications among certain of its capital accounts as a result of the characterization of certain income and realized gains determined annually in accordance with federal tax regulations that may differ from their characterization in accordance with GAAP. Accordingly, at March 31, 2003, reclassifications were recorded to decrease capital stock by $513,979, accumulated net realized loss on investments by $262,285 and accumulated net investment loss by $251,694.

   d) Other--Investment transactions are recorded on the trade date. The Fund determines the gain or loss realized from investment transactions by comparing the identified original

                       KEELEY Small Cap Value Fund, Inc.
                 NOTES TO THE FINANCIAL STATEMENTS (continued)
                                March 31, 2003
                                  (Unaudited)

   cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

3. INVESTMENT ADVISORY AGREEMENT

      The Fund has an agreement with Keeley Asset Management Corp. (the "Adviser"), with whom certain officers and directors of the Fund are affiliated, to furnish investment advisory services to the Fund. Under the terms of this agreement, the Fund pays the Adviser a monthly fee at the annual rate of 1.00% of the Fund's average daily net assets. Under the investment advisory agreement, if the aggregate annual operating expenses (excluding interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items) exceed 2.50% of the Fund's average daily net assets, the Adviser will reimburse the Fund for the amount of such excess.

4. DISTRIBUTION PLAN

      The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. The Plan is designed to reimburse Keeley Investment Corp. (the "Distributor"), with whom certain officers and directors of the Fund are affiliated, for certain promotional and other sales related costs and to permit the Fund to compensate other dealers of its shares. Unreimbursed amounts may be carried forward and paid in a subsequent year, to the extent that total expenses under the plan do not exceed 0.25% of the average daily net assets of the Fund. The Fund paid to the Distributor and each dealer a monthly fee at the annual rate of 0.25% of the average daily net assets of Fund shares beneficially owned by the Distributor's and each dealer's existing brokerage clients. For the period from October 1, 2002 to March 31, 2003, the Fund paid $33,584 of distribution fees to the Distributor.

5. INVESTMENT TRANSACTIONS

      The aggregate purchases and sales of securities, excluding short-term investments, for the Fund for the period from October 1, 2002 to March 31, 2003, were $20,115,873 and $9,517,453, respectively. For the period from October 1, 2002 to March 31, 2003, the Fund paid $103,700 of brokerage commissions on trades of securities to the Distributor.

6. FEDERAL INCOME TAX INFORMATION

      At March 31, 2003, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes were as follows:

                  Cost of Investments            $67,033,637
                                                 ===========
                  Gross Unrealized Appreciation  $10,922,248
                  Gross Unrealized Depreciation   (5,745,042)
                                                 -----------
                  Net Unrealized Appreciation on
                    Investments                  $ 5,177,206
                                                 ===========

                       KEELEY Small Cap Value Fund, Inc.
                 NOTES TO THE FINANCIAL STATEMENTS (continued)
                                March 31, 2003
                                  (Unaudited)


      The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

      The tax character of distributions paid during the six months ended March 31, 2003 and the fiscal year ended September 30, 2002 were as follows:

                                            2003       2002
                                         ---------- ----------
                 Long-Term Capital Gains $3,966,328 $2,906,619

      As of March 31, 2003 the components of accumulated earnings on a tax basis were as follows:

            Accumulated net realized loss on
              investments                              $(2,822,931)
            Net unrealized appreciation on investments   5,177,206
                                                       -----------
            Total accumulated earnings                 $ 2,354,275
                                                       ===========

7. OFFERING PRICE PER SHARE

      The public offering price is the net asset value plus a sales charge, which varies in accordance with the amount of the purchase as follows:

                                   Sales Charge       Sales Charge     Dealer Reallowance
                                as a Percentage of as a Percentage of  as a Percentage of
Amount of Single Transaction      Offering Price   Net Amount Invested   Offering Price
----------------------------    ------------------ ------------------- ------------------
Less than $50,000                     4.50%               4.71%              4.00%
$50,000 but less than $100,000        4.00%               4.17%              3.50%
$100,000 but less than $250,000       3.00%               3.09%              2.50%
$250,000 but less than $500,000       2.50%               2.56%              2.00%
$500,000 and over                     2.00%               2.04%              1.50%

      The Distributor retains the entire sales charge when it makes sales directly to the public. Otherwise, when sales are made through dealers, the Distributor receives a portion of the related sales charge. For the period from October 1, 2002 to March 31, 2003, the Fund was advised that the Distributor received $28,396 of sales charges. Sales charges are not an expense of the Fund and are not reflected in the financial statements of the Fund.

      As specified in the Fund's Prospectus, reduced sales charges are available through a right of accumulation and certain sales of Fund shares can be made at net asset value per share.

                              Investment Adviser
                         KEELEY ASSET MANAGEMENT CORP.
                               Chicago, Illinois

                                  Distributor
                            KEELEY INVESTMENT CORP.
                               Chicago, Illinois

                                   Custodian
                                U.S. BANK, N.A.
                             Milwaukee, Wisconsin

                 Transfer Agent and Dividend Disbursing Agent
                        U.S. BANCORP FUND SERVICES, LLC
                             Milwaukee, Wisconsin
                                 888-933-5391

                                   Auditors
                          PRICEWATERHOUSECOOPERS LLP
                             Milwaukee, Wisconsin

                                    Counsel
                         MICHAEL BEST & FRIEDRICH LLC
                               Chicago, Illinois

Performance information is historical and is no guarantee of future results.
The investment return and principal value of shares will fluctuate and when redeemed, may be worth more or less than the investor's original cost. This material may only be used when preceded or accompanied by the Fund's prospectus.

      401 South LaSalle Street . Suite 1201 . Chicago . Illinois . 60605
             (312) 786-5050 . (800) 533-5344 . FAX (312) 786-5003

                       KEELEY SMALL CAP VALUE FUND, INC.


                              SEMI-ANNUAL REPORT

                                MARCH 31, 2003